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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): May 12, 2000
                                                          ------------

                                ePresence, Inc.
                                ---------------
            (Exact Name of Registrant as Specified in its Charter)

                                 Massachusetts
                                 -------------
                (State or Other Jurisdiction of Incorporation)

             0-20364                                    04-2798394
             -------                                    ----------
     (Commission File Number)             (I.R.S. Employer Identification No.)

                               120 Flanders Road
                         Westboro, Massachusetts 01581
         (Address of Principal Executive Offices, Including Zip Code)

                                (508) 898-1000
                                ---------------
             (Registrant's Telephone Number, Including Area Code)

                                      N/A
                                      ---
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

     On May 15, 2000, ePresence, Inc. ("ePresence") announced the acquisition of all of the outstanding common stock of Strategic Network Designs, Inc. ("SND"), an IT consulting company based in New Jersey. The acquisition was effected pursuant to a Stock Purchase Agreement, dated as of May 11, 2000 and closed as of May 12, 2000, by and among ePresence, SND and the stockholders of SND, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K (the "Agreement"). The press release dated May 15, 2000 is attached as Exhibit 99.1 to this Current Report on Form 8-K.

     Prior to the acquisition, SND offered customer relationship management, e-mobility, wireless and custom application solutions and ePresence currently intends to continue to have SND offer such services.

     ePresence utilized liquid cash assets to pay the cash portion of the purchase price. The terms of the Agreement were determined on the basis of arms'-length negotiations. Prior to the execution of the Agreement, neither ePresence nor any of its affiliates had any material relationship with SND or its stockholders.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial Statements of Businesses Acquired
     -------------------------------------------

     The financial statements required by this item are not included herewith and will be filed within 60 days of the required filing date of this Current Report on Form 8-K.

(b)  Pro Forma Financial Information
     -------------------------------

     The financial statements required by this item are not included herewith and will be filed within 60 days of the required filing date of this Current Report on Form 8-K.

(c)  Exhibits
     --------

     See the Exhibit Index attached hereto.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ePRESENCE, INC.

Date: May 25, 2000                      /s/Richard M. Spaulding
                                        ---------------------------------------
                                        Richard M. Spaulding
                                        Senior Vice President and
                                        Chief Financial Officer

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                                 Exhibit Index
                                 -------------

2.1 Stock Purchase Agreement, dated as of May 11, 2000, by and among ePresence, SND and the SND stockholders.

99.1    Press Release, dated May 15, 2000.